Exhibit 99.2

Fourth Quarter and Fiscal Year 2018 Results Royal Gold, Inc. August 9, 2018 NASDAQ: RGLD

Cautionary Statement NASDAQ: RGLD Forward-Looking Statements: This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially from the projections and estimates contained herein and include, but are not limited to: expected and actual production at Rainy River, Wassa and Prestea and Mount Milligan; upcoming catalysts from Cortez Crossroads, Peñasquito Pyrite Leach and Pueblo Viejo Pre-oxidation as sources of embedded growth; potential resource to reserve conversion at Pueblo Viejo; expected lower stream sales, due to lower deliveries from Mount Milligan experienced earlier in the year; repayment of convertible bonds maturing in June 2019 using our revolving credit facility and cash; statements concerning solid, steady performance and creating value by providing leverage and optionality to gold price and reserve upside by being a gold-focused streaming and royalty company, growing the Company out of increasing cash flow, exhibiting capital allocation discipline, growing our dividend, and striving to be the most valuable through total shareholder return; statements concerning strong cash flow generation, solid balance sheet, organic growth, and robust liquidity; and mine life and reserves estimates and forecasts of throughput, recoveries and production from the operators of our stream and royalty interests. Factors that could cause actual results to differ materially from these forward-looking statements include, among others: the risks inherent in the operation of mining properties; a decreased price environment for gold and other metals on which our stream and royalty interests are determined; performance of and production at properties, and variation of actual production from the production estimates and forecasts made by the operators of those stream and royalty properties; decisions and activities of the Company’s management affecting margins, use of capital and changes in strategy; unexpected operating costs, decisions and activities of the operators of the Company’s stream and royalty properties; changes in operators’ mining and processing techniques or stream or royalty calculation methodologies; resolution of regulatory and legal proceedings; unanticipated grade, geological, metallurgical, environmental, processing or other problems at the properties; operators’ inability to access sufficient raw materials, water or power; inability of operators to bring projects into production as expected, including development stage mining properties, mine and mill expansion projects and other development and construction projects; revisions or inaccuracies in technical reports, reserve, resources and production estimates; changes in project parameters as plans of the operators are refined; the results of current or planned exploration activities; errors or disputes in calculating stream deliveries and royalty payments, or deliveries or payments under stream or royalty agreements; the liquidity and future financial needs of the Company; economic and market conditions; the impact of future acquisitions and stream and royalty financing transactions; the impact of issuances of additional common stock; and risks associated with conducting business in foreign countries, including application of foreign laws to contract and other disputes, environmental laws, enforcement and uncertain political and economic environments. These risks and other factors are discussed in more detail in the Company’s public filings with the Securities and Exchange Commission. Statements made herein are as of the date hereof and should not be relied upon as of any subsequent date. The Company’s past performance is not necessarily indicative of its future performance. The Company disclaims any obligation to update any forward-looking statements. Third-party information: Certain information, including all information on mining operations and revenues, provided in this presentation has been provided to the Company by the operators of properties subject to our stream and royalty interests, or is publicly available information filed by these operators with applicable securities regulatory bodies, including the Securities and Exchange Commission. The Company has not verified, and is not in a position to verify, and expressly disclaims any responsibility for the accuracy, completeness or fairness of such third-party information and refers readers to the public reports filed by the operators for information regarding those properties. | 2

Today’s Speakers NASDAQ: RGLD Tony Jensen President and CEO Bill Heissenbuttel CFO and Vice President Strategy | 3

FY18 Highlights Financial and operating highlights versus the prior year: Record revenue of $459.0 million, up 4% Record operating cash flow of $328.8 million, up 23% Record GEO 1 volume of 354,000 up 1% Record dividends paid of $64.1 million, up 4% Remaining $250.0 million outstanding revolver balance repaid At June 30, 2018 there was $1.0 billion available and zero drawn Other notable accomplishments: Acquired 682,556 shares of Contango, ORE, Inc. (CTGO) for $26 per share from individual stockholders — We own 40% of the Peak Gold JV and control a 13.2% equity position in CTGO Acquired incremental 1.75% net smelter return royalty on Amarillo Gold’s Mara Rosa gold project — Agreement also includes a ROFR on future financing opportunities Golden Star Resources repaid its loan outstanding to us ($20 million plus accrued interest) NASDAQ: RGLD | 4

Cash Flow Generation 22% compound annual growth rate despite flat gold price NASDAQ: RGLD $350 $1,400 $1,350 $300 $1,300 $250 $1,250 $200 $1,200 $150 $1,150 $100 $1,100 $50 $1,050 $0 $1,000 12 months Jun-30-2014 12 months Jun-30-2015 12 months Jun-30-2016 12 months Jun-30-2017 12 months Jun-30-2018 Cash from Operations Average Gold Price (Kitco) Positive impact of tax refund on reported cash from operations. Absent this impact, cash from operations would have been approximately $309m through 6-30-18. | 5 Average Annual Gold Price per ounce (Kitco) Fiscal Year Cash from Operations $USD millions

Recent Developments NASDAQ: RGLD Rainy River, Wassa & Prestea, Mount Milligan, as reported by the operators 87% average gold recovery in second calendar quarter3 24k tonnes per day (“tpd”) planned by Q4C183 2018 updated guidance: 210-250koz gold3 Rainy River 20% increase in Wassa gold production in Q2C18 vs. Q2C2173 Wassa grade of 4.99 grams per tonne, up 65% vs. Q2C173 Reiterated: 230koz-255koz 2018 gold production expected3 Wassa and Prestea Plant operated at >60ktpd during Q2C183 Taking steps to secure additional long term water supply3 2018 updated guidance: 175-195koz gold, 40-47Mlbs copper3 Mount Milligan | 6

Upcoming Catalysts

NASDAQ: RGLD

- Sources of embedded growth, as reported by the operators


Cortez Crossroads

- Initial ore has been placed on leach pad[3]
- 4.5% NVR & 5% GSR royalty[3]
- 3.2Moz gold in reserves[3,4]


Peñasquito Pyrite Leach

- Construction completed, commissioning accelerated to Q3C18[3]
- First gold expected Q4C18[3]
- Est. annual production of 100-140koz gold and 4-6Moz silver[3]


Pilot pre-oxidation pad completed
Cell 1 loaded and irrigation underway
Cell 2 completed
Pueblo Viejo Pre-oxidation

- Construction completed on pilot leach pad to test recoveries[3]
- Civil works have begun on pilot floatation concentrator[3]
- Potential 7Moz of gold resources (100% basis) to reserves[3,4]

RoyalGold, Inc | 7

Q4FY18 Versus Q4FY17 Revenue of $116.2 million, up 7% Gold price up 4% Volume of 89,300 GEOs1, up 3% Reported net income of $0.41 per share Adjusted Net Income2 of $0.43 per share, up 39% Cash flow from operations of $77.0 million, up 17% Dividends of $16.4 million, up 5%, bringing FY 18 dividends paid to $ 64.1 million, or 19% of operating cash flow NASDAQ: RGLD | 8 Date Item($USD millions) June 30, 2018 Undrawn Revolver$1,000m June 30, 2018 Working Capital$74m June 30, 2018 Total Liquidity$1,074m

Financial Results NASDAQ: RGLD Q4F18 ending inventory 22,000 gold ounces and 573,000 silver ounces Q1F19 stream sales expected to be ~10% lower than Q4F18 due to lower deliveries from Mount Milligan due to the suspension experienced earlier in the year Expect to repay $370 million bonds maturing June 2019 Fiscal 2019 Depreciation and Tax rates guidance expected to be provided after Q1F19 | 9

Solid, Steady, Performance NASDAQ: RGLD Over 70% of Revenue from Gold Reinvest Free Cash Flow in Long Lived Properties Invest at the Troughs and be Patient at the Top Pay a Be the Most Valuable, Not Necessarily the Largest d e d We create long term value by: Being a gold-focused stream and royalty company Growing the company out of our increasing cash flow Exhibiting capital allocation discipline Growing our dividend Striving to be the most valuable through total shareholder return | 10 Growing an Sustainabl Dividen

Strong cash flow generation Solid balance sheet Organic growth Robust liquidity NASDAQ: RGLD

Portfolio of Assets
Diverse, Long Lived Properties

NASDAQ: RGLD

Streams (at August 3, 2018)

Operator	Mine	Metal	RGLD interest	until	RGLD interest	until	RGLD interest	until	RGLD pays (per unit)	until	RGLD pays (per ounce)	until	Reserve Remaining Mine Life (Years)	CY2018 Operator Production Guidance (oz/Mlbs)[5]
Centerra Gold	Mount Milligan	Gold	35%	LOM (life of mine)	-	-	-	-	$435	LOM	-	-	20	175,000-195,000
Centerra Gold	Mount Milligan	Copper	18.75%	LOM	-	-	-	-	15% of spot	LOM	-	-	20	47,000-52,000
Barrick (60%)	Pueblo Viejo	Gold	7.50%	990koz	3.75%	remaining LOM	-	-	30% of spot	550koz	60% of spot	remaining LOM	25+	585,000-615,000
Barrick (60%)	Pueblo Viejo	Silver	75% at fixed 70% recovery	50Moz	37.50%	remaining LOM	-	-	30% of spot	23.1Moz	60% of spot	-	25+	Not provided
New Gold[5]	Rainy River	Gold	6.50%	230koz	3.25%	remaining LOM	-	-	25% of spot	-	-	-	14	210,000-310.000
New Gold	Rainy River	Silver	60%	3.1Moz	30%	remaining LOM	-	-	25% of spot	-	-	-	14	Not provided
Teck	Andacollo	Gold	100%	900koz	50%	remaining LOM	-	-	15% of spot	-	-	-	17	Not provided
Golden Star	Wassa/ Prestea	Gold	10.5%	240koz	5.50%	Remaining LOM	-	-	20% of spot	240koz	30% of spot	thereafter	10	230,000-255,000
Largest Royalties[1,6] (at January 1, 2018)			**RGLD interest**	**Until**										
Goldcorp	Peñasquito	Gold Silver Lead Zinc	2.00%	LOM									10	310,000 (gold)
Barrick	Cortez	Gold	Various	LOM									12	TBA
Agnico-Eagle & Yamana	Malartic	Gold	1-1.5%	LOM									10	650,000
Newmont	Leeville	Gold	1.80%	LOM									11	Not available
KGHM	Robinson	Gold Copper	3.00%	LOM									5	Not available
Kirkland Lake	Holt	Gold	0.00013 x the gold price	LOM									8	Not available
Alamos Gold	Mulatos	Gold	1-5%	capped; expect to reach in ~2019									2	150,000-160,000

ROYALGOLD, INC | 12

Endnotes NASDAQ: RGLD 1. 2. 3. Gold Equivalent Ounces (“GEOs”) are calculated as revenue divided by the average gold price for the same period. Adjusted Net Income is a non-GAAP measure. Please see page 14 for reconciliation. Information has been provided to the Company by the operators of those properties or is publicly available information filed by those operators. Reserves information shown is as of December 31, 2017. References to portfolio reflect total property interests at August 8, 2018. Please see slide 2. Cautionary Note to U.S. Investors Concerning Estimates of Proven and Probable Mineral Reserves and Measured and Indicated Mineral Resources: The mineral reserve and resource estimates reported by Barrick were prepared in accordance with Canadian Institute of Mining, Metallurgy and Petroleum Definition Standards for Mineral Resources and Mineral Reserves. Royal Gold has not reconciled the reserve and resource estimates provided by Barrick with definitions of reserves used by the U.S. Securities and Exchange Commission. Production estimates are received from our operators and there can be no assurance that production estimates received from our operators will be achieved. Please refer to our cautionary language regarding forward-looking statements on slide 2, as well as the Risk Factors identified in Part I, Item 1A, of our Fiscal 2018 Annual Report on Form 10-K for information regarding factors that could affect actual results. Includes largest royalties by revenue. An additional 28 royalties from producing mines in Royal Gold’s portfolio not shown. 4. 5. 6. | 13

Adjusted Net Income (Loss) Reconciliation Non-GAAP Financial Measures NASDAQ: RGLD Non-GAAP financial measures are intended to provide additional information only and do not have any standard meaning prescribed by generally accepted accounting principles (“GAAP”). These measures should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP. Adjusted Net (Loss) Income Reconciliation Management of the Company uses adjusted net income (loss) to evaluate the Company’s operating performance, and for planning and forecasting future business operations. The Company believes the use of adjusted net income (loss) allows investors and analysts to understand the results relating to receipt of revenue from its royalty interests and purchase and sale of gold from its streaming interests by excluding certain items that have a disproportionate impact on our results for a particular period. The net income (loss) adjustments are presented net of tax generally at the Company’s statutory effective tax rate. Management’s determination of the components of adjusted net income (loss) are evaluated periodically and based, in part, on a review of non-GAAP financial measures used by mining industry analysts. Net income (loss) attributable to Royal Gold stockholders is reconciled to adjusted net income (loss) as follows: | 14

1660 Wynkoop Street, #1000 Denver, CO 80202 303.573.1660 info@royalgold.com www.royalgold.com NASDAQ: RGLD